UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) August 5, 2004



                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)




          Colorado                     0-19027                    84-1057605
(State or other jurisdiction         (Commission                 (IRS Employer
     of incorporation)              File Number)               Identification #)


                            4250 Buckingham Dr. #100
                           Colorado Springs, CO 80907
                     (Address of Principal Executive Office)



                                 (719) 531-9444
              (Registrant's telephone number, including area code)









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Item 5.  Other Events and Regulation FD Disclosure.

     Press release dated August 5, 2004, "Simtek Reports Second Quarter Results." A copy of the press release is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

             Exhibit Number    Description
             --------------    -----------

                 99.1 Press Release, dated August 5, 2004, of Simtek, with respect to reporting second quarter results






















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIMTEK CORPORATION


                                      By: /s/  Douglas M. Mitchell
                                          --------------------------
                                          Douglas M. Mitchell
                                          Chief Executive Officer, President and
                                          Chief Financial Officer (acting)


August 5, 2004

























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